UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 4, 2009
Date of Report (Date of earliest event reported)
EPICEPT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Road
Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)
(914) 606-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
Item 9.01 Exhibits
SIGNATURES
EXHIBIT INDEX

Item 7.01 Regulation FD.
A copy of the Preliminary Prospectus Supplement related to our proposed public offering is attached hereto and incorporated herein by reference as Exhibit 99.1 and is filed herewith for Regulation FD purposes.
Item 9.01 Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Preliminary Prospectus Supplement

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION
/s/ Robert W. Cook
Name:	Robert W. Cook
Title:	Chief Financial Officer

Date: February 4, 2009

3

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Preliminary Prospectus Supplement

4